Exhibit 10.32
8% DEMAND PROMISSORY NOTE
Payable on Demand

March 21, 2007	$30,000
     For value received, ODIMO INCORPORATED (“Maker”) promises to pay to ALAN LIPTON or his assigns (“Payee”), at 655 Ocean Blvd., Golden Beach, Florida 33160, the principal sum of THIRTY THOUSAND DOLLARS ($30,000).
     1. Interest Rate. This Note shall bear interest from the date hereof at eight percent (8%) per annum, provided however, that in the event of a default the interest rate shall be as more fully set forth in paragraph 3 below. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.
     2. Payable on Demand. After the date hereof, the principal balance of this Note, together with any interest earned, shall be due and payable in full from Maker, on demand by Payee. Maker shall make all payments hereunder to Payee in lawful money of the United States and in immediately available funds. The maturity of this note may be accelerated by Payee in the event Maker is in breach or default of any of the terms, conditions or covenants of this Note.
     3. Default Rate of Interest. Upon acceleration of maturity, the entire unpaid principal balance of this Note shall bear interest until paid or otherwise satisfied pursuant to Section 5 hereof, at an augmented annual rate (the “Default Rate’’) from and after the stated or accelerated maturity of this Note, or from and after failure to pay on the due date any sum payable under this Note (and the expiration of any applicable grace period). The Default Rate shall equal the lesser of (i) eighteen percent (18%) or (ii) the maximum interest rate permitted by applicable state law, if any.
     4. Rights and Remedies of Payee. Payee shall only be entitled to pursue the rights and remedies provided under this Section 4 of this Note. Payee’s delay in exercising or failure to exercise any rights or remedies to which Payee may be entitled in the event of any default shall not constitute a waiver of any subsequent default, whether of the same or a different nature, nor shall any single or partial exercise of any right or remedy by Payee preclude any other or further exercise of that or any other right or remedy. No waiver of any right or remedy by Payee shall be effective unless made in writing and signed by Payee, nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing.
     5. Attorney’s Fees. If this Note is placed in the hands of an attorney for collection or is collected through any legal proceeding, Maker promises to pay Payee’s costs, disbursements and attorney’s fees incurred in connection therewith, including those incurred for post judgment, appellate, bankruptcy or administrative proceedings.
     6. Maximum Interest Rate. In no event shall any agreed or actual exaction charged, reserved or taken as an advance or forbearance by Payee as consideration for or pursuant to this Note exceed the limits imposed or provided by the law applicable from time to time to the Indebtedness, (if any), for the use or detention of money or for forbearance in seeking its collection; Payee hereby waives any right to demand such excess. In the event that the interest provisions of this Note or any exactions provided for in this Note shall result at any time or for any reason in an effective rate of interest that exceeds the limits of the applicable law, then without further agreement or notice the interest obligation(s) shall be automatically reduced to such limit and all sums received by Payee in excess of those lawfully collectible as interest shall be applied against principal immediately upon Payee’s receipt thereof, with the same force and effect as though the Maker had specifically designated such extra sums to be so applied to principal and Payee had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments. During any time that the Indebtedness bears interest at the maximum lawful rate (whether by application of this paragraph, the Default Rate provisions of this Note, or otherwise), interest shall be computed on the basis of the actual number of days elapsed and the actual number of days in the respective calendar year.
     7. Waivers. MAKER HEREBY WAIVES DEMAND, PRESENTMENT, PROTEST AND NOTICE OF DISHONOR, WAIVES SUIT AGAINST OR JOINDER OF ANY OTHER PERSON, WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT IN CONNECTION WITH THE LOAN, WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR NON-COMPULSORY COUNTERCLAIM OR TO PLEAD LACHES OR ANY STATUTE OF LIMITATIONS AS A DEFENSE IN ANY SUCH ACTION OR PROCEEDING, WAIVES ANY IMMUNITY OR EXEMPTION OF ANY PROPERTY FROM GARNISHMENT OR LEVY OR EXECUTION OR SEIZURE OR ATTACHMENT PRIOR TO OR IN EXECUTION OF JUDGEMENT. MAKER ALSO WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. PAYEE HAS IN NO WAY AGREED WITH OR REPRESENTED TO MAKER OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.
     8. Governing Law and Venue. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida Maker agrees that, at Payee’s option, Miami, Florida shall be the proper venue for any and all legal proceedings arising out of this Note.
     9. Severability. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
     10. Time of Essence. Time shall be of the essence with respect to the terms of this Note.
     11. Binding Effect. All of the terms of this Note shall be binding upon Maker and Maker’s successors and assigns, jointly and severally.
     12. Miscellaneous. The term “Payee” shall be deemed to include any subsequent holder(s) of this Note. Whenever used in this Note and unless the context otherwise requires, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders. Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.
     13. Notice. Any notice to Maker provided for in this note shall be given and deemed sufficiently served if such notice is sent by certified mail, hand delivery, Federal Express or other reputable courier service, addressed to Maker at the address stated below, or to such other addresses as Maker may designate by notice to the Payee. Any notice to the Payee shall be given and deemed sufficiently served if such notice is sent by certified mail, hand delivery, Federal Express or other reputable courier service, to the Payee at the address stated in the first paragraph of this Note, or at such other address as may have been designated by notice to Maker.
     14. Documentary Tax. The Note is being executed and held outside the State of Florida and no documentary stamp taxes are due on the original principal indebtedness evidenced by this Note. In the event that state documentary stamp taxes are required to be paid to the State of Florida or other state, the Maker agrees to hold Payee harmless from and against any and all of the costs involved in paying additional documentary stamps and any penalties or interest required to be paid thereon, and the Maker agrees to pay Payee the full amount paid by Payee as documentary stamps, penalties, costs and/or interest, if any.
     IN WITNESS WHEREOF the Maker has hereunto set its hand and seal the day and year first aforementioned.
     IN WITNESS WHEREOF, the undersigned has caused this promissory note to be duly executed as of the date first written below.

Dated: March 21, 2007	ODIMO INCORPORATED, a Delaware corporation
	By:	/s/ Amerisa Kornblum
		Name:	Amerisa Kornblum
		Title:	President

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